       UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2022 (May 26, 2022)

HealthStream, Inc.
(Exact name of Registrant as Specified in Its Charter)

Tennessee	000-27701	62-1443555
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 11th Avenue North, Suite 1000, Nashville, Tennessee		37203
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 615-301-3100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.00)	HSTM	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 26, 2022, HealthStream, Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved the HealthStream, Inc. 2022 Omnibus Incentive Plan (the “2022 Plan”). The results of the shareholder vote on the 2022 Plan are set forth below under Item 5.07 of this Current Report on Form 8-K.

A description of the 2022 Plan was included as part of “Proposal Four: Approval of the 2022 Omnibus Incentive Plan” in the Company’s Proxy Statement that was filed with the Securities and Exchange Commission on April 14, 2022 (the “Proxy Statement”) and is incorporated herein by reference. Such description is qualified entirely by reference to the text of the 2022 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The final results of the proposals submitted to shareholder vote at the Annual Meeting, which proposals were described in more detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 14, 2022, are set forth below.

(1)	The shareholders of the Company elected each of the following three directors in Class I for a term of three years and until their successors are duly elected and qualified:

FOR	WITHHELD	BROKER NON VOTES
Thompson S. Dent	19,080,602	8,111,267	1,740,056
William W. Stead, M.D.	25,524,839	1,667,030	1,740,056
Deborah Taylor Tate	25,639,706	1,552,163	1,740,056

In addition to the foregoing directors, the remaining directors not up for re-election at the Annual Meeting continue to serve on the Board of Directors.

(2)	The shareholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022:

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
28,574,958	356,694	273	0

(3)	The shareholders of the Company approved a non-binding advisory resolution on the Company’s executive compensation as described in the Proxy Statement (“say-on-pay”):

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
26,621,544	566,651	3,674	1,740,056

(4)	The shareholders of the Company approved the 2022 Omnibus Incentive Plan as described in the Proxy Statement:

FOR	AGAINST	ABSTAIN	BROKER NON VOTES
26,399,455	788,506	3,908	1,740,056

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

10.1*     HealthStream, Inc. 2022 Omnibus Incentive Plan (incorporated by reference to Exhibit 99.1 on the Company’s Registration Statement on Form S-8 filed on May 26, 2022 (Reg. No. 333-265242).

104        Cover Page Interactive Data File (the cover page XBRL tags are imbedded in the Inline XBRL document)

* Indicates a management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 31, 2022	HEALTHSTREAM, INC.

	By:	/s/ Scott A. Roberts
Scott A. Roberts Chief Financial Officer